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                                                                     Exhibit 4.1

COMMON STOCK

COMMON STOCK

SYN

SEE REVERSE FOR
CERTAIN DEFINITIONS
CUSIP 87160Y 10 8

THIS CERTIFICATE IS TRANSFERABLE
 IN THE CITY OF CANTON, MA OR NEW YORK, NY


INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA


THIS CERTIFIES THAT



is the record holder of


FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, WITH NO PAR VALUE PER SHARE, OF
Synplicity, Inc.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:

SECRETARY

PRESIDENT AND CHIEF EXECUTIVE OFFICER



COUNTERSIGNED AND REGISTERED:
EQUISERVE TRUST COMPANY, N.A.
TRANSFER AGENT
AND REGISTRAR
BY
AUTHORIZED SIGNATURE
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Synplicity, Inc
A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares of stock of the Corporation, and upon the holders thereof as established by the Articles of Incorporation or by any certificate of determination of preferences, and the number of shares constituting each class or series, and the designations thereof, may be obtained by the holder hereby upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM as tenants in common
TEN ENT as tenants by the entireties
JT TEN as joint tenants with right of survivorship and not as tenants in common



UNIF GIFT MIN ACT......................Custodian......................
                         (Cust)                                     (Minor)
               under Uniform Gifts to Minors
               Act........................................................
                                    (State)
UNIF TRF MIN ACT.................Custodian (until age...........)
                       (Cust)
               .......................under Uniform Transfers
                        (Minor)
               to Minors Act.........................................
                                         (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                                       hereby
sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated
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X
X

NOTICE:

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed
By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.